UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 24, 1996


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 5.



ITEM 5.  Other Events.


	Second Quarter Net Income

	Net income for the quarter ended June 30, 1996 was 23 cents per share compared with 11 cents per share for the second quarter 1995. Utility earnings increased seven cents per share due to a reduction in power supply expenses which was the result of improved productivity and shorter maintenance periods at the Colstrip thermal units and continued availability of low cost hydroelectric energy in the region. Customer growth, a metering correction and higher rates also contributed to the increase. Non-Utility operations, which now includes Entech and the Independent Power Group operations, increased five cents per share in part due to continued growth in earnings from independent power investments. Also, the Colorado coal mine, which has been closed, sustained losses of seven cents per share last year. These increases were partially offset due to a decline in coal sales caused by reduced thermal generation at Colstrip and the expiration of a Midwestern contract.

	Consolidated net income for the six months ended June 30, 1996 was 93 cents per share compared with 71 cents per share for the same period last year. In addition to the items discussed for the quarter, Utility earnings increased due to weather 11% colder than last year. Utility earnings would have been an additional 13 cents higher except for the impact of the coal contract arbitration decision recorded in March 1995. Non-Utility earnings increased 19 cents per share primarily as a result of growth in earnings from independent power investments and two non-recurring charges, recorded in 1995, which amounted to 31 cents per share. The increase was reduced due to lower coal sales at the Rosebud Mine.

	Consolidated net income for the twelve months ended June 30, 1996 decreased 69 cents per share primarily as a result of an 85 cent per share charge in 1995 related to the adoption of a new financial accounting standard and the writedown of the Colorado mine. Significant power project development fees recorded in the 1995 period also contributed to the decrease. These decreases were moderated by the improved Utility performance and increased earnings from independent power investments.



	For comparative purposes, the following table shows the breakdown of consolidated net income per share:

			     Quarter Ended
			June 30,	June 30,
			  1996  	  1995

	Utility Operations	$   0.11	$   0.04
	Non-Utility Operations	    0.12	    0.07
		Consolidated	$   0.23	$   0.11

			   Six Months Ended
			June 30,	June 30,
			  1996  	  1995

	Utility Operations	$   0.61	$   0.58
	Non-Utility Operations	    0.32	    0.13
		Consolidated	$   0.93	$   0.71


			  Twelve Months Ended
			June 30,	June 30,
			  1996  	  1995

	Utility Operations	$   1.25	$   1.03
	Non-Utility Operations	   (0.11)	    0.80
		Consolidated	$   1.14	$   1.83


ITEM 7.  Exhibits.

99a	Consolidated Statements of Income for the Quarters Ended June 30, 1996
and 1995, Six Months Ended June 30, 1996 and 1995, and for the Twelve
Months Ended June 30, 1996 and 1995.

99b	Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended June 30, 1996 and 1995, Six Months Ended June 30, 1996 and 1995, and for the Twelve Months Ended June 30, 1996 and 1995.

99c	Non-Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended June 30, 1996 and 1995, Six Months Ended June 30, 1996 and 1995, and for the Twelve Months Ended June 30, 1996 and 1995.


	Exhibit Index

Exhibit	Page

99a	Consolidated Statements of Income for the Quarters Ended
	June 30, 1996 and 1995, Six Months Ended June 30, 1996 and
	1995, and for the Twelve Months Ended June 30, 1996 and 1995. 	6

99b	Utility Operations Schedule of Revenues and Expenses for
	the Quarters Ended June 30, 1996 and 1995, Six Months Ended June 30, 1996 and 1995, and for the Twelve Months Ended
	June 30, 1996 and 1995.	7

99c	Non-Utility Operations Schedule of Revenues and Expenses for
	the Quarters Ended June 30, 1996 and 1995, Six Months Ended June 30, 1996 and 1995, and for the Twelve Months Ended
	June 30, 1996 and 1995.	8-9



Exhibit 99a
CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                 Thousands of Dollars
REVENUES		$197,919	$203,643	$462,324	$465,940	$949,775	$988,642

EXPENSES:
  Operations		82,831	95,315	190,653	209,118	402,527	441,013
  Maintenance		15,357	20,681	28,659	36,021	60,923	71,931
  Selling, general and
    administrative		25,965	23,632	50,449	  51,168	100,801	105,082
  Taxes other than income taxes		20,134	23,140	42,814	  45,060	87,613	95,450
  Depreciation, depletion and
     amortization		 21,351	  21,731	42,106	  44,424	84,657	  87,351
  Writedowns of long-lived assets		        	        	        	        	  74,297
		 165,638	 184,499	 354,681	 385,791	 810,818	 800,827

  INCOME FROM OPERATIONS		32,281	  19,144	107,643	  80,149	138,957	187,815

INTEREST EXPENSE AND OTHER INCOME:
  Interest		11,649	  10,668	23,635	21,623	45,676	43,088
  Other (income) deductions - net		  (1,667)	  (1,400)	   (2,408)	  (2,958)	  (10,161)	 (10,785)
		   9,982	   9,268	  21,227	  18,665	  35,515	  32,303

INCOME TAXES		   8,013	   2,306	  31,815	  19,582	  33,807	  49,905

NET INCOME		14,286	   7,570	54,601	  41,902	69,635	105,607
DIVIDENDS ON PREFERRED STOCK		   1,807	   1,807	   3,614	   3,614	   7,227	   7,227

NET INCOME AVAILABLE FOR
  COMMON STOCK		$ 12,479	$  5,763	$ 50,987	$ 38,288	$ 62,408	$ 98,380

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000)		54,632	  53,976	54,635	  53,857	54,510	  53,616

NET INCOME PER SHARE OF
  COMMON STOCK		$   0.23	$   0.11	$  0.93	$   0.71	$   1.14	$   1.83



Exhibit 99b

UTILITY OPERATIONS
	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                 Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
  Revenues		$ 85,410	$ 84,625	$205,297	$201,809	$425,487	$424,475
  Intersegment revenues		   1,487	   1,655	   3,515	   3,228	   6,100	   5,951
		86,897	86,280	208,812	205,037	431,587	430,426
EXPENSES:
  Power supply		24,999	32,810	66,745	 68,157	146,828	165,292
  Transmission and distribution		 7,562	6,706	15,021	13,134	28,802	26,753
  Selling, general and
    administrative		10,742	9,334	22,055	  21,382	42,605	44,069
  Taxes other than income taxes		11,481	11,670	23,419	  23,275	43,447	44,290
  Depreciation and amortization		  11,548	  10,630	  23,095	  21,251	  44,350	  41,600
		  66,332	  71,150	 150,335	 147,199	 306,032	 322,004

  INCOME FROM ELECTRIC OPERATIONS		20,565	  15,130	58,477	  57,838	125,555	108,422

NATURAL GAS UTILITY:

REVENUES:
  Revenues (other than gas supply
    cost revenues)		19,313	17,187	57,201	49,286	101,367	93,268
  Gas supply cost revenues		3,904	4,488	13,980	13,386	22,254	20,584
  Intersegment revenues		     151	     189	     358	     540	     670	   1,070
		23,368	21,864	71,539	63,212	124,291	114,922
EXPENSES:

  Gas supply costs		3,904	4,488	13,980	13,386	22,254	20,584
  Other production, gathering and
    exploration		2,325	2,579	4,691	5,190	9,144	 9,993
  Transmission and distribution		2,837	2,929	5,907	5,510	11,330	10,794
  Selling, general and
    administrative		4,334	4,485	8,682	8,873	16,970	17,677
  Taxes other than income taxes		3,709	3,727	7,721	7,272	15,289	14,283
  Depreciation, depletion and
    amortization		   2,929	   2,702	   5,860	   5,401	  11,253	  10,378
		  20,038	  20,910	  46,841	  45,632	  86,240	  83,709

  INCOME FROM GAS OPERATIONS		3,330	954	24,698	17,580	38,051	31,213

INTEREST EXPENSE AND OTHER INCOME:
  Interest		11,311	  10,804	23,051	21,898	45,183	43,665
  Other (income) deductions - net		    (966)	    (690)	  (1,461)	  (2,777)	  (4,101)	  (5,096)
		  10,345	  10,114	  21,590	  19,121	  41,082	  38,569

INCOME BEFORE INCOME TAXES		13,550	5,970	61,585	56,297	122,524	101,066

INCOME TAXES		   5,727	   2,202	  24,754	  21,562	  47,238	  38,356

UTILITY NET INCOME		$  7,823	$  3,768	$36,831	$ 34,735	$ 75,286	$ 62,710



	Exhibit 99c
NON-UTILITY OPERATIONS
	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                 Thousands of Dollars
COAL:
REVENUES:
  Revenues		$31,319	$ 49,033	$ 69,709	$102,116	$174,839	$232,800
  Intersegment revenues		  4,836	   6,216	  13,033	   6,514	  32,179	  29,016
		36,155	55,249	82,742	108,630	207,018	261,816
EXPENSES:
  Operations and maintenance		25,294	39,276	52,830	 79,716	128,617	169,147
  Selling, general and
    administrative		5,420	6,749	10,555	14,564	23,849	29,953
  Taxes other than income taxes		3,467	6,513	8,842	12,053	23,999	31,719
  Depreciation, depletion and
    amortization		   1,078	 2,504	   2,221	   6,247	   7,162	  12,447
  Writedowns of long-lived assets		        	        	        	        	  55,102
	  35,259	  55,042	  74,448	 112,580	 238,729	 243,266

  INCOME (LOSS) FROM COAL OPERATIONS		896	     207	8,294	   (3,950)	  (31,711)	18,550

OIL AND NATURAL GAS:

REVENUES:
  Revenues 		29,406	24,209	58,469	47,478	111,188	98,204
  Intersegment revenues		      67	      39	     166	     171	     238	     262
		  29,473	24,248	58,635	47,649	111,426	 98,466
EXPENSES:
  Operations and maintenance		17,802	14,862	35,451	27,723	68,254	55,494
  Selling, general and
    administrative		2,506	2,308	4,932	4,550	9,701	8,796
  Taxes other than income taxes		924	684	1,758	1,314	2,777	 2,881
  Depreciation, depletion and
    amortization		   4,635	   4,744	   8,588	   9,232	  16,924	  18,327
  Writedowns of long-lived assets		        	        	        	        	  19,194
		  25,867	  22,598	  50,729	  42,819	 116,850	  85,498

  INCOME (LOSS) FROM OIL AND NATURAL
     GAS OPERATIONS		3,606	1,650	7,906	4,830	 (5,424)	12,968

INDEPENDENT POWER:

REVENUES:
  Revenues		18,283	19,287	38,000	39,311	77,784	92,832
  Earnings from Unconsolidated
    Investments		3,150	(1,455)	5,859	(275)	8,755	352
  Intersegment Revenues		     352	   280	     421	     616	     602	     943
	21,785	18,112	44,280	39,652	87,141	94,127

EXPENSES:
  Operations and maintenance		14,874	15,947	31,486	33,223	66,564	71,136
  Selling, general and
    administrative		1,044	558	1,866	1,372	4,051	3,498
  Taxes other than income taxes		451	463	882	983	1,730	1,970
  Depreciation, depletion and
    amortization		     784	     738	   1,568	   1,478	   3,265	   2,799
	  17,153	  17,706	  35,802	  37,056	  75,610	  79,403

INCOME FROM INDEPENDENT POWER
  OPERATIONS		   4,632	     406	8,478	2,596	11,531	14,724

	Exhibit 99c
NON-UTILITY OPERATIONS (continued)

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                 Thousands of Dollars

TELECOMMUNICATIONS:

REVENUES:
  Revenues		6,435	5,167	12,664	10,740	25,101	21,619
  Intersegment Revenues		     108	     (32)	     177	     169	     384	     727
	6,543	5,135	12,841	10,909	25,485	22,346

EXPENSES:
  Operations and maintenance		4,335	3,346	8,499	7,297	16,723	15,156
  Selling, general and
    administrative		1,427	1,181	2,723	2,276	5,135	4,519
  Taxes other than income taxes		101	82	192	163	371	307
  Depreciation, depletion and
    amortization		     212	     189	     435	     377	     862	     772
	   6,075	   4,798	  11,849	  10,113	  23,091	  20,754

  INCOME FROM TELECOMMUNICATIONS
    OPERATIONS		468	337	992	796	2,394	1,592

OTHER OPERATIONS:

REVENUES:
  Revenues		318	872	583	1,582	1,923	3,672
  Intersegment revenues		     286	     275	     409	     360	     748	     161
		604	1,147	992	1,942	2,671	3,833
EXPENSES:
  Operations and maintenance		291	540	555	945	1,220	2,017
  Selling, general and
    administrative		1,365	(76)	1,300	100	2,047	442
  Taxes other than income taxes
  Depreciation, depletion and
    amortization		    165	     223	     339	     438	     841	   1,028
		   1,821	     687	    2,194	   1,483	   4,108	   3,487

  INCOME FROM OTHER OPERATIONS		(1,217)	460	(1,202)	459	(1,437)	346

INTEREST EXPENSE AND OTHER INCOME:
  Interest		1,051	  387	1,980	 2,735	3,863	3,507
  Other (income) deductions - net		 (1,414)	  (1,233)	 (2,343)	  (3,191)	  (9,428)	  (9,773)
		   (363)	    (846)	   (363)	    (456)	  (5,565)	  (6,266)

INCOME (LOSS) BEFORE INCOME TAXES		8,748	3,906	24,831	  5,187	(19,082)	54,446

INCOME TAXES		  2,285	    104	   7,061	  (1,980)	 (13,431)	  11,549

NON-UTILITY NET INCOME (LOSS)		$ 6,463	$  3,802	$ 17,770	$  7,167	$  (5,651)	$  42,897



SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


		     THE MONTANA POWER COMPANY
		 (Registrant)


		By /s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief
		  Financial Officer

Dated:  July 24, 1996












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